RALI MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-QA2







                           $365,000,000 (APPROXIMATE)









                        RESIDENTIAL ACCREDIT LOANS, INC.
                                    Depositor






                         RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer

                    RBS Greenwich Capital (GRAPHIC OMITTED)
                                  Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



PRELIMINARY TERM SHEET                            DATE PREPARED: JUNE [21], 2004

                    RALI MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-QA2
                           $365,000,000 (APPROXIMATE)

                          PUBLICLY OFFERED CERTIFICATES
----------- -------------- ------------- ------------------ ------------------------ -------------------

            PRINCIPAL   WAL(YEARS)     PAYMENT WINDOW          CERTIFICATE       EXPECTED RATING
 CLASS(1,3)  AMOUNT $)  CALL/MAT(2)    (MTHS)CALL/MAT(2)          TYPE           S&P / MOODY'S

 A-I     $248,608,000  3.18/3.45        1-95 / 1-217          Floating  Rate  Senior  AAA / Aaa

 A-II    $101,427,000  3.22/3.49        1-95 /  1-218         Floating  Rate  Senior  AAA / Aaa

 M-1       $7,665,000  5.29/5.58        37-95 / 37-130        Floating  Rate  Mezzanine AA / Aa2

 M-2       $5,110,000  5.16/5.20        37-95 /  37-106       Floating  Rate  Mezzanine  A / A2

 M-3       $2,190,000 4.05/4.05         37-71 / 37-71         Floating Rate Mezzanine BBB / Baa2
----------- -------------- ------------- ------------------ ------------------------ -------------------
TOTAL       $365,000,000
----------- -------------- ------------- ------------------ ------------------------ -------------------

(1) The Class A-I Certificates are payable primarily from the cash flow from the Group I Mortgage Loans (as defined herein) and the Class A-II Certificates are payable primarily from the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are payable from the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The certificate principal balance of each class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The WAL and Payment Windows are shown to the Optional Termination Date (as described herein) and to maturity. See "Pricing Prepayment Speed" herein.
(3) The Certificates will accrue interest at a variable rate (subject to the related Net WAC Cap Rate as described herein). The margin on the Class A Certificates will double and the margin on the Mezzanine Certificates will be equal to 1.5x the original margin beginning on the second Distribution Date following the Optional Termination Date.



Depositor: Residential Accredit Loans, Inc.

Seller and Master Servicer: Residential Funding Corporation.

Underwriter: Greenwich Capital Markets, Inc. ("RBS GREENWICH CAPITAL")

Trustee: Deutsche Bank Trust Company Americas.

Rating Agencies:  Standard and Poor's,  a division of The McGraw Hill Companies,
     Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Offered Certificates.

Offered Certificates:  The Class A-I and Class A-II  Certificates  (together the
     "CLASS A CERTIFICATES" or the "SENIOR CERTIFICATES"), and the Class M-1, Class M-2 and Class M-3 Certificates (together, the "MEZZANINE CERTIFICATES"). The Senior Certificates and the Mezzanine Certificates are referred to herein as the "OFFERED CERTIFICATES."

Federal Tax Status: The Offered Certificates will be designated as REMIC regular interests for tax purposes.

Registration: The Offered Certificates will be made available in book-entry form through DTC.

Minimum  Denominations:  With respect to the Class A Certificates  and Class M-1
     Certificates, $25,000. With respect to the Class M-2 and Class M-3 Certificates, $250,000.

Cut-off Date: The close of business on June 1, 2004.

Expected Pricing Date: On or about June [22], 2004.

Expected Closing Date: On or about June 29, 2004.

Distribution Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in July 2004.

Accrued Interest: The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:  The "INTEREST  ACCRUAL  PERIOD" for each  Distribution
     Date with respect to the Offered Certificates will be the period beginning with the 25th day of the prior calendar month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis).

ERISAEligibility: The Offered Certificates are expected to be eligible for purchase by employee benefit plans and other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEAEligibility: The Class A Certificates and the Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class M-2 and Class M-3 Certificates will not constitute "mortgage related securities for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the trust and the Certificates at the option of the Master Servicer once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OPTIONAL TERMINATION DATE").

Pricing Prepayment Speed: The Offered Certificates will be priced to the following prepayment speed: 100% PPC: 5%-25% CPR over 12 months, 25% CPR thereafter

Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein was approximately $331,254,745 consisting of hybrid adjustable rate, conforming and non-conforming balance, first lien mortgage loans (the "STATISTICAL MORTGAGE Loans"). Additional mortgage loans with characteristics similar to the Statistical Mortgage Loans (the "ADDITIONAL MORTGAGE LOANS") will be added as of the Closing Date. As of the Cut-off Date, the aggregate principal balance of the Statistical Mortgage Loans and Additional Mortgage Loans (together the "MORTGAGE LOANS") will be approximately $365,000,000. The Mortgage Loans have an initial rate adjustment occurring approximately two, three or five years following origination, with indexes of Six Month LIBOR or One Year LIBOR. See attached collateral descriptions for more information.

     The Mortgage Loans will be divided into the Group I Mortgage Loans and Group II Mortgage Loans.

     As of the Cut-off Date, the "GROUP I STATISTICAL MORTGAGE LOANS" consisted primarily of first lien, hybrid adjustable rate, conforming balance Statistical Mortgage Loans with an aggregate principal balance of
     approximately  $235,269,414.   As  of  the  Cut-off  Date,  the  "GROUP  II
     STATISTICAL MORTGAGE LOANS" consisted primarily of first lien, hybrid adjustable rate, non-conforming balance Statistical Mortgage Loans with an aggregate principal balance of approximately $95,985,331.

     As of the Cut-off Date, the aggregate principal balance of the Group I Mortgage Loans will be approximately $259,236,547 and the aggregate principal balance of the Group II Mortgage Loans will be approximately $105,763,453.


Available Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any sub-servicer:

1) The aggregate amount of scheduled payments on the Mortgage Loans, after deduction of the master servicing fees and any sub-servicing fees; 2) Unscheduled payments, including mortgagor prepayments in part on the Mortgage Loans, insurance proceeds, liquidation proceeds and subsequent recoveries, and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the preceding calendar month, or with respect to prepayments in full, the period beginning with the 16th day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the 15th day of the month of such Distribution Date; and 3) All advances made for that Distribution Date in respect of the Mortgage Loans.

Pass-Through  Rate:   The   "PASS-THROUGH   RATE"  for  each  Class  of  Offered
     Certificates will be equal to the lesser of (a) One Month LIBOR plus the related margin and (b) the related Net WAC Cap Rate.

Net WAC Cap Rate: The "NET WAC CAP RATE" for the Class A-I Certificates will be a rate equal to the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans, adjusted to an effective rate reflecting the related Interest Accrual Period.

     The "NET WAC CAP RATE" for the Class A-II Certificates will be a rate equal to the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, adjusted to an effective rate reflecting the related Interest Accrual Period.

     The "NET WAC CAP RATE" for the Mezzanine Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, in each case weighted by the related group subordinate component principal balance.

Weighted Average  Maximum Net Mortgage Rate: The "WEIGHTED  AVERAGE  MAXIMUM NET
     MORTGAGE RATE" on the Class A-I Certificates will be the weighted average of the Maximum Net Mortgage Rates of the Group I Mortgage Loans, adjusted to an effective rate reflecting the related Interest Accrual Period.

     The "WEIGHTED AVERAGE MAXIMUM NET MORTGAGE RATE" on the Class A-II Certificates will be the weighted average of the Maximum Net Mortgage Rates of the Group II Mortgage Loans, adjusted to an effective rate reflecting the related Interest Accrual Period.

     The "WEIGHTED AVERAGE MAXIMUM NET MORTGAGE RATE" on the Mezzanine Certificates is equal to the weighted average of (x) the weighted average of the Maximum Net Mortgage Rates of the Group I Mortgage Loans and (y) the weighted average of the Maximum Net Mortgage Rates of the Group II Mortgage Loans, in each case weighted by the related group subordinate component principal balance.

Net Mortgage
Rate: The "NET MORTGAGE RATE" for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan less the sum of (i) the sub-servicing fee rate and (ii) the master servicing fee rate.

Maximum Net
Mortgage Rate: The "MAXIMUM NET MORTGAGE RATE" for any Mortgage Loan will be equal to the maximum mortgage rate for such Mortgage Loan less the sum of (i) the sub-servicing fee rate and (ii) the master servicing fee rate.

BasisRisk Shortfall  Carry-forward  Amount:  If, on any  Distribution  Date, the related Pass-Through Rate for any Class of Offered Certificates is limited by the related Net WAC Cap Rate, the "BASIS RISK SHORTFALL CARRY-FORWARD AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on One Month LIBOR plus the related margin (but no greater than the related Weighted Average Maximum Net Mortgage Rate) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap Rate and (ii) the unpaid portion of any Basis Risk Shortfall Carry-forward Amount from the prior Distribution Date together with accrued interest on such unpaid portion at a rate equal to One Month LIBOR plus the related margin (but no greater than the related Weighted Average Maximum Net Mortgage Rate). Any Basis Risk Shortfall Carry-forward Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available, first from funds received from the related Yield Maintenance Agreement and then from any remaining Excess Cashflow as described under "Priority of Distributions".

YieldMaintenance  Agreement:  On the Closing Date, the Trustee will enter into a
     "YIELD MAINTENANCE AGREEMENT", or "YMA", with a counterparty (the "COUNTERPARTY") for the benefit of each of the Class A-I, Class A-II and the Mezzanine Certificates. The notional balance of the YMA on each Distribution Date for the Class A-I, Class A-II and Mezzanine Certificates is subject to a maximum equal to the principal balance of the Class A-I, Class A-II or Mezzanine Certificates immediately prior to such Distribution Date, respectively. The Counterparty generally will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Any payments received from the related Yield Maintenance Agreement will be used to pay Basis Risk Shortfall Carry-forward Amounts on the Class A-I, Class A-II or Mezzanine Certificates as applicable.

Credit Enhancement:       Consists of the following:
                             1) Excess Cashflow;
                             2) Overcollateralization Amount; and
                             3) Subordination

Excess Cashflow:  The "EXCESS  CASHFLOW" for any Distribution Date will be equal to the Available Distribution Amount remaining after making the distributions described in priorities 1) and 2) under "Priority of Distributions."

Overcollateralization Amount: The "OVERCOLLATERALIZATION AMOUNT" is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate certificate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to zero. To the extent the Overcollateralization Amount is below the Required Overcollateralization Amount, Excess Cashflow will be directed to increase the Overcollateralization Amount until the Required Overcollateralization Amount is reached as described under "Priority of Distributions".

Required Overcollateralization Amount: On or prior to the Distribution Date occurring in December 2004, the "REQUIRED OVERCOLLATERALIZATION AMOUNT" is equal to zero. Beginning on the Distribution Date in January 2005, the Required Overcollateralization Amount is equal to 0.35% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Stepdown Date: The earlier to occur of

(i) the Distribution Date on which the certificate principal balance of the Senior Certificates has been reduced to zero and

(ii) the later to occur of (x) the Distribution  Date occurring in July 2007 and
     (y) the first Distribution Date on which the Senior Enhancement Percentage is equal to or greater than 8.90%.

Senior  Enhancement  Percentage:  The  "SENIOR  ENHANCEMENT  PERCENTAGE"  for  a
     Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

  Credit Enhancement Percentages:
 ----------------------- ------------------------ -------------------------
         Class               Initial Credit           Expected Credit
                                                   Enhancement Percentage
                                                   On or After Stepdown
                         Enhancement Percentage             Date
            A                      4.10%                    8.90%
          M-1                     2.00%                    4.70%
           M-2                     0.60%                    1.90%
          M-3                     0.00%                    0.70%

Trigger Event: A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 3 month average 60+ delinquency percentage equals or exceeds [40.00]% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

          DISTRIBUTION DATE                      PERCENTAGE
      July 2007 - June 2008           [0.75%] with respect to July
                                        2007, plus 1/12 of [0.25%]
      July 2008 - June 2009           [1.00%] with respect to July
                                        2008, plus 1/12 of [0.25%]
       July 2009 - June 2010           [1.25%] with respect to July
                                        2009, plus 1/12 of [0.15%]
      July 2010 and thereafter                    [1.40%]

     The above Trigger Events are preliminary and are subject to change by the Rating Agencies.

Realized Losses:  Any "REALIZED  LOSSES" on the Mortgage Loans will be allocated as follows: first, to Excess Cashflow, second, to reduce the Overcollateralization Amount to zero, third, to the Class M-1, Class M-2 and Class M-3 Certificates in reverse order of their numerical class designations, in each case until the respective certificate principal balance of such Class has been reduced to zero; thereafter, to the Senior Certificates (generally based on losses from the related loan group) until the certificate principal balance thereof has been reduced to zero.

Prepayment Interest Shortfalls: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment.

Priority of Distributions: The Available Distribution Amount will be distributed as follows:

1) Accrued certificate interest (less Prepayment Interest Shortfalls to the extent not covered by the Master Servicer and any shortfalls resulting from application of the Servicemembers Civil Relief Act) plus any previously unpaid interest, first, to the Senior Certificates as described under
     "Class A Interest Distribution Amount", second to the Class M-1 Certificates, third to the Class M-2 Certificates and fourth, to the Class M-3 Certificates.

2)Principal to the Offered Certificates as follows: in each case as described under "Principal Paydown", first monthly principal to the Class A Certificates, generally based on principal collections from the related loan group, second, monthly principal to the Class M-1 Certificates, third, monthly principal to the Class M-2 Certificates and fourth, monthly principal to the Class M-3 Certificates.

3)Excess Cashflow as follows, in the following order and priority:

i) To pay the holders of the Offered Certificates, any Realized Loss incurred on the Mortgage Loans for the preceding calendar month in the order of priority as described under 2) above;

ii) As principal to the Offered Certificates in order to increase the Overcollateralization Amount, until the Required Overcollateralization Amount is reached, if necessary, in the order of priority as described under 2) above;

iii) To pay the holders of the Offered Certificates, pro rata, based on accrued interest otherwise due thereon, first the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, and second any Prepayment Interest Shortfalls allocated thereto from prior Distribution Dates together with interest thereon;

iv) To pay the holders of the Offered Certificates, pro rata, based on accrued interest otherwise due thereon, the amount of any shortfalls allocated thereto for that Distribution Date resulting from application of the Servicemembers Civil Relief Act (as described in the prospectus supplement);

v) The principal portion of any Realized Loss allocated to such Class of Offered Certificates on prior Distribution Dates and not previously reimbursed, first, to the Senior Certificates pro rata, then to the Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, in that order;

vi) After taking into account any distributions made from the related Yield Maintenance Agreement, as described under "Yield Maintenance Agreement Distribution", to pay any Basis Risk Shortfall Carry-forward Amount, first to the Senior Certificates pro rata, then to the Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, in that order.

vii) Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as described in the pooling and servicing agreement.

ClassA Interest Distribution Amount: Accrued certificate interest payable to the Senior Certificates, up to an amount equal to all interest accrued with respect to such Distribution Date and any unpaid interest from prior Distribution Dates, will be paid from the following sources (in order of priority):

1) Interest  received from the related loan group;
2) Interest received from the non-related  loan group;
3) Principal  received from the related loan group; and
4) Principal received from the non-related loan group.

YieldMaintenance   Agreement   Distribution:   Any  proceeds   from  each  Yield
     Maintenance Agreement will be distributed as follows:

1)   To pay any related Basis Risk Shortfall  Carry-forward  Amount with respect
     to  the  related  Offered  Certificates,   pro-rata  based  on  certificate
     principal balance;

2) Any remaining proceeds from the Yield Maintenance Agreement to the holders of the non-offered classes of certificates as described in the pooling and servicing agreement.

Principal Paydown: Principal allocated to the Class A-I Certificates will be distributed first, to the Class A-I Certificates until the certificate principal balance thereof has been reduced to zero and then to the Class A-II Certificates until the certificate principal balance thereof has been reduced to zero, as described below. Principal allocated to the Class A-II Certificates will be distributed first, to the Class A-II Certificates until the certificate principal balance thereof has been reduced to zero and then to the Class A-I Certificates until the certificate principal balance thereof has been reduced to zero, as described below.

1) Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, generally based on the principal collected in respect of the related loan group, provided, however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority, in each case until the respective certificates have been retired: first to the Class M-1 Certificates, second to the Class M-2 Certificates and third, to the Class M-3 Certificates.

2) On or after the Stepdown Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally based on the principal collected in respect of the related loan group, such that the Senior Certificates will have at least [8.90]% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least [4.70]% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [1.90]% credit enhancement and fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [0.70]% credit enhancement (subject, in each case, to the Required Overcollateralization Amount as described in the prospectus supplement).

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                            EFFECTIVE NET WAC RATE(1)

The Effective Net WAC Rate for the Class A-I Certificates will be equal to 10.90% for every Distribution Date after the first Distribution Date until the first possible Optional Termination Date.

The Effective Net WAC Rate for the Class A-II Certificates will be equal to 10.90% for every Distribution Date after the first Distribution Date until the first possible Optional Termination Date.

The Effective Net WAC Rate for the Mezzanine Certificates will be equal to 10.90% for every Distribution Date after the first Distribution Date until the first possible Optional Termination Date.



(1) The Effective Net WAC Cap Rate is calculated assuming One Month LIBOR and the indices for all Mortgage Loans are 20.00% and is run at the Pricing Prepayment Speed to the Optional Termination Date (on a 30/ 360 basis). Includes proceeds from the Yield Maintenance Agreement as applicable. The Offered Certificates are not entitled to receive amounts accrued at a rate higher than the related Weighted Average Maximum Net Mortgage Rate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                     WEIGHTED AVERAGE LIFE TABLES


CLASS A-I CERTIFICATES TO OPTIONAL TERMINATION DATE
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       5.98         4.18        3.18        2.54         2.10
 MDUR (YR)                      5.49         3.93        3.03        2.44         2.03
 PRINCIPAL WINDOW BEGIN           1           1           1            1           1
 PRINCIPAL WINDOW END            179         126          95          75           61
---------------------------- ------------ ----------- ----------- ------------ -----------


CLASS A-I CERTIFICATES TO MATURITY
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       6.40         4.52        3.45        2.75         2.27
 MDUR (YR)                      5.81         4.21        3.26        2.63         2.19
 PRINCIPAL WINDOW BEGIN           1           1           1            1           1
 PRINCIPAL WINDOW END            332         275         217          173         141
---------------------------- ------------ ----------- ----------- ------------ -----------


CLASS A-II CERTIFICATES TO OPTIONAL TERMINATION DATE
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       6.05         4.23        3.22        2.57         2.12
 MDUR (YR)                      5.56         3.98        3.06        2.47         2.05
 PRINCIPAL WINDOW BEGIN           1           1           1            1           1
 PRINCIPAL WINDOW END            179         126          95          75           61
---------------------------- ------------ ----------- ----------- ------------ -----------



CLASS A-II CERTIFICATES TO MATURITY
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       6.49         4.59        3.49        2.79         2.31
 MDUR (YR)                      5.89         4.26        3.30        2.66         2.22
 PRINCIPAL WINDOW BEGIN           1           1           1            1           1
 PRINCIPAL WINDOW END            333         277         218          175         143
---------------------------- ------------ ----------- ----------- ------------ -----------




                                     WEIGHTED AVERAGE LIFE TABLES


CLASS M-1 CERTIFICATES TO OPTIONAL TERMINATION DATE
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       10.01        6.97        5.29        4.34         3.80
 MDUR (YR)                      8.97         6.43        4.96        4.12         3.63
 PRINCIPAL WINDOW BEGIN          60           42          37          37           38
 PRINCIPAL WINDOW END            179         126          95          75           61
---------------------------- ------------ ----------- ----------- ------------ -----------


CLASS M-1 CERTIFICATES TO MATURITY
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       10.52        7.36        5.58        4.58         4.00
 MDUR (YR)                      9.34         6.74        5.21        4.33         3.81
 PRINCIPAL WINDOW BEGIN          60           42          37          37           38
 PRINCIPAL WINDOW END            238         172         130          103          84
---------------------------- ------------ ----------- ----------- ------------ -----------


CLASS M-2 CERTIFICATES TO OPTIONAL TERMINATION DATE
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       9.79         6.80        5.16        4.23         3.68
 MDUR (YR)                      8.55         6.17        4.78        3.97         3.48
 PRINCIPAL WINDOW BEGIN          60           42          37          37           37
 PRINCIPAL WINDOW END            179         126          95          75           61
---------------------------- ------------ ----------- ----------- ------------ -----------



CLASS M-2 CERTIFICATES TO MATURITY
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       9.86         6.85        5.20        4.26         3.71
 MDUR (YR)                      8.60         6.20        4.81        3.99         3.51
 PRINCIPAL WINDOW BEGIN          60           42          37          37           37
 PRINCIPAL WINDOW END            199         141         106          84           69
---------------------------- ------------ ----------- ----------- ------------ -----------






                                     WEIGHTED AVERAGE LIFE TABLES


CLASS M-3 CERTIFICATES TO OPTIONAL TERMINATION DATE
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       7.68         5.31        4.05        3.44         3.17
 MDUR (YR)                      6.65         4.78        3.73        3.20         2.96
 PRINCIPAL WINDOW BEGIN          60           42          37          37           37
 PRINCIPAL WINDOW END            136          94          71          56           46
---------------------------- ------------ ----------- ----------- ------------ -----------


CLASS M-3 CERTIFICATES TO MATURITY
---------------------------- ------------ ----------- ----------- ------------ -----------
PREPAYMENT SPEED               50 PPC       75 PPC     100 PPC      125 PPC     150 PPC
                             ============ =========== =========== ============ ===========
============================
 WAL (YR)                       7.68         5.31        4.05        3.44         3.17
 MDUR (YR)                      6.65         4.78        3.73        3.20         2.96
 PRINCIPAL WINDOW BEGIN          60           42          37          37           37
 PRINCIPAL WINDOW END            136          94          71          56           46
---------------------------- ------------ ----------- ----------- ------------ -----------



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
Mortgage  Loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                           STATISTICAL MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE



TOTAL CURRENT BALANCE:                      $331,254,745
NUMBER OF
LOANS:                                             1,518

                                                                INIMUM        MAXIMUM
AVG ORIGINAL MORTGAGE LOAN BALANCE:             $218,654          $24,750     $1,000,000

WAVG MORTGAGE
RATE:                                              4.928  %         3.750          6.875  %
WAVG NET MORTGAGE
RATE:                                              4.628  %         3.450          6.575  %

WAVG NOTE
MARGIN:                                            3.251  %         2.375          5.250  %
WAVG MAXIMUM MORTGAGE
RATE:                                             10.498  %         9.250         16.250  %
WAVG MINIMUM MORTGAGE
RATE:                                              3.261  %         2.375          5.750  %
WAVG FIRST RATE
CAP:                                               3.522  %        -0.125          6.000  %
WAVG PERIODIC RATE
CAP:                                               1.860  %         1.000          3.250  %

WAVG ORIGINAL LTV
RATIO:                                             77.31  %         16.00         100.00  %

WAVG CREDIT
SCORE:                                               720              620            824

WAVG ORIGINAL
TERM:                                                360  months      360            360  months
WAVG REMAINING
TERM:                                                358  months      348            360  months

WAVG MONTHS TO
ROLL:                                                 46  months       18             60  months

TOP STATE CONCENTRATIONS
($):                                        30.21 %  California,  7.04 %  Florida,  6.13 %  Washington
MAXIMUM ZIP CODE CONCENTRATION
($):                                          0.55 %  92630
                                                                             EARLIEST       LATEST
FIRST PAY                                                                     Jul 01,         Jul 01,
DATE:                                                                        2003           2004
MATURITY                                                                      Jun 01,         Jun 01,
DATE:                                                                        2033           2034





                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
INDEX:                        MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
1 YR LIBOR                             1,283       284,863,148           86.00        222,029      721     77.27
6 MO LIBOR                               235        46,391,598           14.00        197,411      713     77.53
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
ORIGINAL                                        OUTSTANDING AS     OUTSTANDING
MORTGAGE                           NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
 LOAN BALANCE ($):            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
         0 -   100,000                   204        15,936,369            4.81         78,119      718     77.70
   100,001 -   200,000                   604        89,144,123           26.91        147,590      720     79.25
   200,001 -   300,000                   408       101,640,840           30.68        249,120      719     77.67
   300,001 -   400,000                   177        61,613,861           18.60        348,101      719     76.57
   400,001 -   500,000                    76        34,076,332           10.29        448,373      723     76.65
   500,001 -   600,000                    33        18,109,491            5.47        548,772      716     73.46
   600,001 -   700,000                    14         8,987,517            2.71        641,965      715     71.31
   700,001 -   800,000                     1           749,035            0.23        749,035      774     63.00
   900,001 - 1,000,000                     1           997,177            0.30        997,177      802     63.00
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
REMAINING TERM (MONTHS)                            THE CUT-OFF     THE CUT-OFF                          RATIO
:                             MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
348                                        2           227,487            0.07        113,743      737     85.37
350                                        2           260,975            0.08        130,487      704     73.48
351                                        3           537,503            0.16        179,168      704     63.44
352                                        2           332,816            0.10        166,408      732     72.90
353                                        4         1,178,565            0.36        294,641      683     80.00
354                                       11         2,568,065            0.78        233,460      720     81.13
355                                       20         3,387,905            1.02        169,395      720     74.49
356                                       49         8,393,018            2.53        171,286      715     76.09
357                                      168        34,877,726           10.53        207,606      715     76.20
358                                      436        93,440,518           28.21        214,313      720     77.30
359                                      559       126,808,801           38.28        226,849      721     77.37
360                                      262        59,241,366           17.88        226,112      722     78.07
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========





                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
MORTGAGE RATES (%):           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.500-3.999                               23         5,339,144            1.61        232,137      748     75.86
4.000-4.499                              205        47,358,377           14.30        231,016      732     76.48
4.500-4.999                              553       124,767,853           37.67        225,620      723     76.54
5.000-5.499                              500       107,198,690           32.36        214,397      717     77.84
5.500-5.999                              200        39,935,858           12.06        199,679      705     78.42
6.000-6.499                               35         6,187,574            1.87        176,788      691     83.14
6.500-6.999                                2           467,250            0.14        233,625      745     87.49
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
NET MORTGAGE RATE (%):        MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.000-3.499                                2           275,944            0.08        137,972      758     88.68
3.500-3.999                              134        29,575,443            8.93        220,712      735     75.51
4.000-4.499                              461       103,524,330           31.25        224,565      727     76.45
4.500-4.999                              571       128,359,043           38.75        224,797      718     77.42
5.000-5.499                              272        56,250,486           16.98        206,803      708     78.28
5.500-5.999                               75        12,587,248            3.80        167,830      695     82.62
6.000-6.499                                2           448,100            0.14        224,050      745     78.00
6.500-6.999                                1           234,150            0.07        234,150      745     85.00
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
NOTE MARGIN                                        THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
2.375                                      1           102,000            0.03        102,000      758     73.00
2.750                                      2           350,577            0.11        175,288      673     80.00
3.250                                  1,513       330,390,161           99.74        218,368      720     77.29
3.253                                      1           150,892            0.05        150,892      678     95.00
5.250                                      1           261,115            0.08        261,115      667     80.00
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========






                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
MAXIMUM MORTGAGE                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
RATES (%):                    MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
9.000-9.999                              228        52,278,523           15.78        229,292      736     74.00
10.000-10.999                          1,004       216,791,031           65.45        215,927      720     77.42
11.000-11.999                            280        61,204,584           18.48        218,588      706     79.67
12.000-12.999                              4           529,991            0.16        132,498      711     83.90
16.000-16.999                              2           450,617            0.14        225,308      691     77.12
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
MINIMUM MORTGAGE                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
RATES (%):                    MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
2.000-2.999                                3           452,577            0.14        150,859      692     78.42
3.000-3.999                            1,503       328,474,084           99.16        218,546      720     77.32
4.000-4.999                                5           940,664            0.28        188,133      705     65.55
5.000-5.999                                7         1,387,421            0.42        198,203      687     81.73
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
FIRST RATE CAP                                     THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
-0.125                                     1           105,429            0.03        105,429      702     80.00
1.000                                      1            80,893            0.02         80,893      801     90.00
2.000                                    737       160,595,409           48.48        217,904      718     78.09
3.000                                     17         3,721,236            1.12        218,896      702     74.33
5.000                                    761       166,572,836           50.29        218,887      721     76.59
6.000                                      1           178,942            0.05        178,942      763     90.00
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
PERIODIC RATE CAP                                  THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
1.000                                    236        46,666,800           14.09        197,741      713     77.54
2.000                                  1,281       284,376,225           85.85        221,995      721     77.26
3.250                                      1           211,721            0.06        211,721      691     80.00
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========






                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
NEXT INTEREST                                   OUTSTANDING AS     OUTSTANDING
RATE                               NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
ADJUSTMENT DATE:              MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
December, 2005                             1           273,896            0.08        273,896      690     80.00
January, 2006                              5           710,605            0.21        142,121      726     86.08
February, 2006                             5         1,166,811            0.35        233,362      718     78.37
March, 2006                               16         3,152,863            0.95        197,054      719     75.15
April, 2006                               45         9,859,230            2.98        219,094      713     77.12
May, 2006                                 37         7,455,378            2.25        201,497      702     82.39
June, 2006                                 9         2,043,650            0.62        227,072      710     79.50
September, 2006                            1            63,853            0.02         63,853      715     75.00
October, 2006                              2           332,816            0.10        166,408      732     72.90
November, 2006                             4           979,211            0.30        244,803      705     77.27
December, 2006                             4           968,302            0.29        242,076      714     83.83
January, 2007                              5           622,176            0.19        124,435      705     68.02
February, 2007                            23         4,403,598            1.33        191,461      715     75.06
March, 2007                               76        15,981,673            4.82        210,285      714     77.23
April, 2007                              169        33,997,815           10.26        201,171      718     77.65
May, 2007                                219        50,686,378           15.30        231,445      722     78.23
June, 2007                               130        30,962,628            9.35        238,174      722     78.15
June, 2008                                 2           227,487            0.07        113,743      737     85.37
August, 2008                               2           260,975            0.08        130,487      704     73.48
September, 2008                            1           295,630            0.09        295,630      671     60.00
November, 2008                             1           377,375            0.11        377,375      660     80.00
December, 2008                             6         1,325,867            0.40        220,978      731     79.39
January, 2009                             10         2,055,124            0.62        205,512      723     72.44
February, 2009                            21         2,822,609            0.85        134,410      714     76.75
March, 2009                               77        16,007,537            4.83        207,890      714     75.39
April, 2009                              221        49,319,127           14.89        223,163      722     77.10
May, 2009                                303        68,667,045           20.73        226,624      723     76.19
June, 2009                               123        26,235,088            7.92        213,293      722     77.87
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========






                                                                % OF AGGREGATE                 WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
ORIGINAL                           NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT
LOAN-TO-VALUE  RATIO                               THE CUT-OFF     THE CUT-OFF
(%):                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE
----------------------------- --------------- ----------------- --------------- -------------- --------
  0.01- 50.00                             66        12,937,132            3.91        196,017      734
  50.01 -  55.00                          19         4,541,962            1.37        239,051      740
  55.01 -  60.00                          29         5,526,324            1.67        190,563      736
  60.01 -  65.00                          49        13,144,684            3.97        268,259      735
  65.01 -  70.00                          85        21,645,884            6.53        254,657      727
  70.01 -  75.00                         162        42,296,033           12.77        261,087      716
  75.01 -  80.00                         734       167,879,626           50.68        228,719      719
  80.01 -  85.00                          55        11,968,395            3.61        217,607      706
  85.01 -  90.00                         241        37,086,049           11.20        153,884      716
  90.01 -  95.00                          74        13,590,165            4.10        183,651      710
  95.01 - 100.00                           4           638,491            0.19        159,623      760
----------------------------- --------------- ----------------- --------------- -------------- --------
TOTAL                                  1,518       331,254,745          100.00        218,218      720
============================= =============== ================= =============== ============== ========

                                                                % OF AGGREGATE                 WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL      LTV
                                                   THE CUT-OFF     THE CUT-OFF
CREDIT SCORE RANGE:           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    RATIO
----------------------------- --------------- ----------------- --------------- -------------- --------
 620 - 639                                43         7,676,144            2.32        178,515    83.63
 640 - 659                                64        12,585,917            3.80        196,655    80.05
 660 - 679                               109        22,132,861            6.68        203,054    79.88
 680 - 699                               280        66,731,516           20.15        238,327    77.46
 700 - 719                               269        58,635,522           17.70        217,976    76.69
 720 - 739                               251        56,686,458           17.11        225,842    78.72
 740 - 759                               223        47,662,543           14.39        213,733    75.07
 760 - 779                               154        33,005,133            9.96        214,319    76.33
 780 - 799                               106        21,846,512            6.60        206,099    75.23
 800 or greater                           19         4,292,140            1.30        225,902    74.81
----------------------------- --------------- ----------------- --------------- -------------- --------
TOTAL                                  1,518       331,254,745          100.00        218,218    77.31
============================= =============== ================= =============== ============== ========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
AMORTIZATION                                       THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                         MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Fully Amortizing                       1,305       266,778,569           80.54        204,428      720     77.10
IO                                       213        64,476,177           19.46        302,705      718     78.14
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========






                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
DOCUMENTATION                                      THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                         MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Reduced Documentation                    887       207,417,315           62.62        233,841      725     74.92
Full Documentation                       631       123,837,431           37.38        196,256      710     81.30
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
LOAN                                               THE CUT-OFF     THE CUT-OFF                          RATIO
PURPOSE:                      MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Equity Refinance                         571       135,848,452           41.01        237,913      713     75.41
Purchase                                 564       114,434,208           34.55        202,898      730     81.20
Rate/Term Refinance                      383        80,972,085           24.44        211,415      717     74.98
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
OCCUPANCY                                          THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                         MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Primary                                1,055       257,748,186           77.81        244,311      716     77.08
Non-owner Occupied                       436        67,927,832           20.51        155,798      732     78.65
Second/Vacation                           27         5,578,727            1.68        206,620      738     71.14
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========

                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
PROPERTY                                           THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                         MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Single-family detached                   971       215,406,458           65.03        221,840      719     76.97
Planned Unit Developments
(detached)                               205        51,095,638           15.42        249,247      718     77.75
Two-Four Family                          124        26,098,479            7.88        210,472      725     78.11
Condo Low-Rise (less than 5
stories)                                 109        20,000,116            6.04        183,487      726     78.68
Planned Unit Developments
(attached)                                68        10,695,401            3.23        157,285      716     79.40
Townhouse                                 24         4,298,819            1.30        179,117      724     78.00
Condo High-Rise(9 stories
or more)                                   6         1,742,472            0.53        290,412      714     71.54
Condo Mid-Rise (5 to 8
stories)                                   7         1,175,414            0.35        167,916      737     79.58
Condotel                                   3           582,352            0.18        194,117      754     60.57
Leasehold                                  1           159,597            0.05        159,597      693     39.00
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========






                                                                % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                     PRINCIPAL       PRINCIPAL
                                                       BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                OUTSTANDING AS     OUTSTANDING
                                   NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                   THE CUT-OFF     THE CUT-OFF                          RATIO
STATE:                        MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
CALIFORNIA                               336       100,079,402           30.21        297,855      725     74.89
FLORIDA                                  125        23,330,308            7.04        186,642      723     80.72
WASHINGTON                                85        20,292,129            6.13        238,731      720     76.49
ILLINOIS                                  73        16,467,126            4.97        225,577      725     76.47
COLORADO                                  92        16,381,953            4.95        178,065      725     77.79
MICHIGAN                                  74        14,088,952            4.25        190,391      715     77.27
NEW JERSEY                                49        12,367,870            3.73        252,406      707     76.86
NEVADA                                    51        10,761,326            3.25        211,006      725     80.90
TEXAS                                     66        10,754,195            3.25        162,942      722     76.55
MASSACHUSETTS                             34        10,053,875            3.04        295,702      712     77.90
VIRGINIA                                  50         9,999,022            3.02        199,980      715     78.20

Other includes states & the
District of Columbia with
under 3% concentration
individually                             483        86,678,587           26.17        179,459      714     78.98
----------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                  1,518       331,254,745          100.00        218,218      720     77.31
============================= =============== ================= =============== ============== ======== =========






                                        GROUP I STATISTICAL MORTGAGE LOANS
                                              AS OF THE CUT-OFF DATE


TOTAL CURRENT BALANCE:                      $235,269,414
NUMBER OF
LOANS:                                             1,303

                                                                                MINIMUM        MAXIMUM
AVG ORIGINAL MORTGAGE LOAN BALANCE:             $180,955                           $24,750       $427,150

WAVG MORTGAGE
RATE:                                              4.942  %                          3.750          6.875  %
WAVG NET MORTGAGE
RATE:                                              4.642  %                          3.450          6.575  %

WAVG NOTE
MARGIN:                                            3.251  %                          2.375          5.250  %
WAVG MAXIMUM MORTGAGE
RATE:                                             10.497  %                          9.250         16.250  %
WAVG MINIMUM MORTGAGE
RATE:                                              3.265  %                          2.375          5.750  %
WAVG FIRST RATE
CAP:                                               3.511  %                         -0.125          6.000  %
WAVG PERIODIC RATE
CAP:                                               1.852  %                          1.000          3.250  %

WAVG ORIGINAL LTV
RATIO:                                             78.13  %                          16.00         100.00  %

WAVG CREDIT
SCORE:                                               719                               620            824

WAVG ORIGINAL
TERM:                                                360  months                       360            360  months
WAVG REMAINING
TERM:                                                358  months                       348            360  months

WAVG MONTHS TO
ROLL:                                                 46  months                        18             60  months

TOP STATE CONCENTRATIONS
($):                                        22.20 %  California,  8.00 %  Florida,  6.33 %  Washington
MAXIMUM ZIP CODE CONCENTRATION
($):                                          0.48 %  95758
                                                                             EARLIEST       LATEST
FIRST PAY                                                                     Jul 01,         Jul 01,
DATE:                                                                        2003           2004
MATURITY                                                                      Jun 01,         Jun 01,
DATE:                                                                        2033           2034






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
INDEX:                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
1 YR LIBOR                               1,092       200,132,684           85.07        183,272      721     77.99
6 MO LIBOR                                 211        35,136,730           14.93        166,525      710     78.96
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
ORIGINAL MORTGAGE LOAN               NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
BALANCE ($):                    MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
         0 -   100,000                     204        15,936,369            6.77         78,119      718     77.70
   100,001 -   200,000                     604        89,144,123           37.89        147,590      720     79.25
   200,001 -   300,000                     408       101,640,840           43.20        249,120      719     77.67
   300,001 -   400,000                      85        27,707,691           11.78        325,973      716     76.78
   400,001 -   500,000                       2           840,391            0.36        420,196      753     68.95
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
REMAINING TERM (MONTHS)                              THE CUT-OFF     THE CUT-OFF                          RATIO
:                               MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
348                                          2           227,487            0.10        113,743      737     85.37
350                                          2           260,975            0.11        130,487      704     73.48
351                                          3           537,503            0.23        179,168      704     63.44
352                                          2           332,816            0.14        166,408      732     72.90
353                                          2           466,830            0.20        233,415      693     80.00
354                                          9         1,669,779            0.71        185,531      691     82.22
355                                         19         2,863,141            1.22        150,692      711     78.24
356                                         44         6,236,585            2.65        141,741      721     76.28
357                                        154        28,218,507           11.99        183,237      715     76.37
358                                        373        65,662,994           27.91        176,040      719     78.83
359                                        467        85,992,682           36.55        184,139      722     78.13
360                                        226        42,800,116           18.19        189,381      719     78.51
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
MORTGAGE RATES (%):             MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.500-3.999                                 19         3,724,821            1.58        196,043      748     78.56
4.000-4.499                                177        34,574,720           14.70        195,337      731     76.73
4.500-4.999                                462        84,148,451           35.77        182,140      721     77.01
5.000-5.499                                433        77,168,470           32.80        178,218      718     79.01
5.500-5.999                                177        29,717,162           12.63        167,894      706     79.57
6.000-6.499                                 33         5,468,539            2.32        165,713      695     82.92
6.500-6.999                                  2           467,250            0.20        233,625      745     87.49
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
NET MORTGAGE RATE (%):          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.000-3.499                                  2           275,944            0.12        137,972      758     88.68
3.500-3.999                                118        22,032,808            9.36        186,719      734     76.68
4.000-4.499                                391        72,542,072           30.83        185,530      724     76.70
4.500-4.999                                479        87,755,729           37.30        183,206      719     78.19
5.000-5.499                                239        40,804,758           17.34        170,731      710     80.03
5.500-5.999                                 71        11,175,853            4.75        157,406      697     82.52
6.000-6.499                                  2           448,100            0.19        224,050      745     78.00
6.500-6.999                                  1           234,150            0.10        234,150      745     85.00
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
NOTE MARGIN                                          THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
2.375                                        1           102,000            0.04        102,000      758     73.00
2.750                                        2           350,577            0.15        175,288      673     80.00
3.250                                    1,298       234,404,830           99.63        180,589      719     78.12
3.253                                        1           150,892            0.06        150,892      678     95.00
5.250                                        1           261,115            0.11        261,115      667     80.00
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
MAXIMUM MORTGAGE                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
RATES (%):                      MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
9.000-9.999                                191        36,446,744           15.49        190,821      738     74.13
10.000-10.999                              867       154,524,637           65.68        178,229      718     78.12
11.000-11.999                              239        43,317,426           18.41        181,244      707     81.47
12.000-12.999                                4           529,991            0.23        132,498      711     83.90
16.000-16.999                                2           450,617            0.19        225,308      691     77.12
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
MINIMUM MORTGAGE                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
RATES (%):                      MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
2.000-2.999                                  3           452,577            0.19        150,859      692     78.42
3.000-3.999                              1,288       232,488,753           98.82        180,504      720     78.16
4.000-4.999                                  5           940,664            0.40        188,133      705     65.55
5.000-5.999                                  7         1,387,421            0.59        198,203      687     81.73
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
FIRST RATE CAP                                       THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
-0.125                                       1           105,429            0.04        105,429      702     80.00
1.000                                        1            80,893            0.03         80,893      801     90.00
2.000                                      635       114,883,560           48.83        180,919      717     79.17
3.000                                       15         2,517,236            1.07        167,816      700     71.62
5.000                                      650       117,503,354           49.94        180,774      722     77.23
6.000                                        1           178,942            0.08        178,942      763     90.00
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
PERIODIC RATE CAP                                    THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
1.000                                      211        35,044,376           14.90        166,087      711     78.95
2.000                                    1,091       200,013,318           85.01        183,330      721     77.99
3.250                                        1           211,721            0.09        211,721      691     80.00
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
NEXT INTEREST                                     OUTSTANDING AS     OUTSTANDING
RATE                                 NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
ADJUSTMENT DATE:                MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
December, 2005                               1           273,896            0.12        273,896      690     80.00
January, 2006                                5           710,605            0.30        142,121      726     86.08
February, 2006                               3           360,006            0.15        120,002      750     80.00
March, 2006                                 16         3,152,863            1.34        197,054      719     75.15
April, 2006                                 40         7,086,936            3.01        177,173      695     81.96
May, 2006                                   32         5,257,252            2.23        164,289      701     83.95
June, 2006                                   8         1,635,650            0.70        204,456      695     79.38
September, 2006                              1            63,853            0.03         63,853      715     75.00
October, 2006                                2           332,816            0.14        166,408      732     72.90
November, 2006                               3           644,851            0.27        214,950      710     75.86
December, 2006                               3           476,170            0.20        158,723      669     87.78
January, 2007                                5           622,176            0.26        124,435      705     68.02
February, 2007                              20         3,053,970            1.30        152,699      724     75.40
March, 2007                                 69        12,432,922            5.28        180,187      714     77.29
April, 2007                                149        25,830,829           10.98        173,361      716     78.92
May, 2007                                  182        34,268,213           14.57        188,287      721     78.96
June, 2007                                 108        20,542,028            8.73        190,204      723     79.14
June, 2008                                   2           227,487            0.10        113,743      737     85.37
August, 2008                                 2           260,975            0.11        130,487      704     73.48
September, 2008                              1           295,630            0.13        295,630      671     60.00
December, 2008                               5           919,713            0.39        183,943      702     80.00
January, 2009                                9         1,530,360            0.65        170,040      707     78.76
February, 2009                              21         2,822,609            1.20        134,410      714     76.75
March, 2009                                 70        12,897,068            5.48        184,244      714     75.80
April, 2009                                183        32,480,882           13.81        177,491      727     78.09
May, 2009                                  253        46,467,217           19.75        183,665      725     76.87
June, 2009                                 110        20,622,438            8.77        187,477      717     77.83
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE
ORIGINAL                                          OUTSTANDING AS     OUTSTANDING
LOAN-TO-VALUE                        NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT
                                                     THE CUT-OFF     THE CUT-OFF
 RATIO (%):                     MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE
------------------------------- --------------- ----------------- --------------- -------------- --------
  0.01- 50.00                               58         9,437,419            4.01        162,714      740
  50.01 -  55.00                            17         3,572,521            1.52        210,148      740
  55.01 -  60.00                            29         5,526,324            2.35        190,563      736
  60.01 -  65.00                            37         6,750,317            2.87        182,441      727
  65.01 -  70.00                            65        11,782,862            5.01        181,275      732
  70.01 -  75.00                           123        24,252,291           10.31        197,173      719
  75.01 -  80.00                           612       115,332,563           49.02        188,452      717
  80.01 -  85.00                            49         9,527,251            4.05        194,434      707
  85.01 -  90.00                           236        35,257,731           14.99        149,397      716
  90.01 -  95.00                            73        13,191,645            5.61        180,707      709
  95.01 - 100.00                             4           638,491            0.27        159,623      760
------------------------------- --------------- ----------------- --------------- -------------- --------
TOTAL                                    1,303       235,269,414          100.00        180,560      719
=============================== =============== ================= =============== ============== ========

                                                                  % OF AGGREGATE                 WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL      LTV
                                                     THE CUT-OFF     THE CUT-OFF
CREDIT SCORE RANGE:             MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    RATIO
------------------------------- --------------- ----------------- --------------- -------------- --------
 620 - 639                                  42         7,302,525            3.10        173,870    84.59
 640 - 659                                  54         8,269,794            3.52        153,144    82.70
 660 - 679                                  98        17,327,172            7.36        176,808    80.51
 680 - 699                                 236        47,400,172           20.15        200,848    78.02
 700 - 719                                 226        38,619,966           16.42        170,885    78.19
 720 - 739                                 212        39,013,854           16.58        184,028    80.01
 740 - 759                                 193        35,006,319           14.88        181,380    74.73
 760 - 779                                 132        23,407,938            9.95        177,333    76.76
 780 - 799                                  94        16,714,370            7.10        177,812    75.49
 800 or greater                             16         2,207,304            0.94        137,956    77.59
------------------------------- --------------- ----------------- --------------- -------------- --------
TOTAL                                    1,303       235,269,414          100.00        180,560    78.13
=============================== =============== ================= =============== ============== ========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
AMORTIZATION                                         THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Fully Amortizing                         1,160       202,595,646           86.11        174,651      720     77.91
IO                                         143        32,673,769           13.89        228,488      714     79.51
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
DOCUMENTATION                                        THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Reduced Documentation                      743       142,990,070           60.78        192,450      726     75.28
Full Documentation                         560        92,279,344           39.22        164,785      708     82.55
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
LOAN                                                 THE CUT-OFF     THE CUT-OFF                          RATIO
PURPOSE:                        MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Equity Refinance                           463        87,204,116           37.07        188,346      710     75.78
Purchase                                   501        86,320,285           36.69        172,296      730     82.27
Rate/Term Refinance                        339        61,745,013           26.24        182,139      717     75.67
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
OCCUPANCY                                            THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Primary                                    853       167,026,497           70.99        195,811      714     77.90
Non-owner Occupied                         425        63,422,100           26.96        149,228      731     79.33
Second/Vacation                             25         4,820,818            2.05        192,833      742     70.56
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
PROPERTY                                             THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Single-family detached                     812       145,211,734           61.72        178,832      717     77.94
Planned Unit Developments
(detached)                                 164        32,228,251           13.70        196,514      719     78.84
Two-Four Family                            121        24,307,804           10.33        200,891      724     78.51
Condo Low-Rise (less than 5
stories)                                   101        16,793,176            7.14        166,269      731     78.53
Planned Unit Developments
(attached)                                  67        10,340,727            4.40        154,339      715     79.89
Townhouse                                   22         3,419,887            1.45        155,449      717     77.86
Condo Mid-Rise (5 to 8
stories)                                     7         1,175,414            0.50        167,916      737     79.58
Condo High-Rise(9 stories or
more)                                        5         1,050,472            0.45        210,094      732     65.97
Condotel                                     3           582,352            0.25        194,117      754     60.57
Leasehold                                    1           159,597            0.07        159,597      693     39.00
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
STATE:                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
CALIFORNIA                                 229        52,234,103           22.20        228,097      723     74.43
FLORIDA                                    114        18,829,423            8.00        165,170      722     81.73
WASHINGTON                                  73        14,881,682            6.33        203,859      720     76.59
COLORADO                                    88        14,397,329            6.12        163,606      728     78.16
ILLINOIS                                    65        12,961,010            5.51        199,400      726     76.70
MICHIGAN                                    69        11,800,993            5.02        171,029      716     79.55
TEXAS                                       63         9,295,850            3.95        147,553      726     77.53
NEVADA                                      47         9,156,665            3.89        194,823      729     81.58
NEW JERSEY                                  40         8,699,964            3.70        217,499      708     77.10
VIRGINIA                                    45         7,980,762            3.39        177,350      714     78.61

Other includes states & the
District of Columbia with
under 3% concentration
individually                               470        75,031,633           31.89        159,642      713     79.85
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                    1,303       235,269,414          100.00        180,560      719     78.13
=============================== =============== ================= =============== ============== ======== =========





                       GROUP II STATISTICAL MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE
TOTAL CURRENT BALANCE:                      $95,985,331
NUMBER OF
LOANS:                                              215

                                                                               MINIMUM         MAXIMUM
AVG ORIGINAL MORTGAGE LOAN BALANCE:            $447,128                           $336,000     $1,000,000

WAVG MORTGAGE
RATE:                                             4.894  %                           3.875          6.125  %
WAVG NET MORTGAGE
RATE:                                             4.594  %                           3.575          5.825  %

WAVG NOTE
MARGIN:                                           3.250  %                           3.250          3.250  %
WAVG MAXIMUM MORTGAGE
RATE:                                            10.498  %                           9.375         11.875  %
WAVG MINIMUM MORTGAGE
RATE:                                             3.250  %                           3.250          3.250  %
WAVG FIRST RATE
CAP:                                              3.546  %                           2.000          5.000  %
WAVG PERIODIC RATE
CAP:                                              1.879  %                           1.000          2.000  %

WAVG ORIGINAL LTV
RATIO:                                            75.28  %                           41.00          95.00  %

WAVG CREDIT
SCORE:                                              721                                632            804

WAVG ORIGINAL
TERM:                                               360  months                        360            360  months
WAVG REMAINING
TERM:                                               359  months                        353            360  months

WAVG MONTHS TO
ROLL:                                                46  months                         20             60  months

TOP STATE CONCENTRATIONS
($):                                       49.85 %  California,  5.64 %  Washington,  4.69 %  Florida
MAXIMUM ZIP CODE CONCENTRATION
($):                                         1.88 %  92630
                                                                            EARLIEST        LATEST
FIRST PAY                                                                                     Jul 01,
DATE:                                                                        Dec 01, 2003   2004
MATURITY                                                                                      Jun 01,
DATE:                                                                        Nov 01, 2033   2034






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
INDEX:                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
1 YR LIBOR                                 191        84,730,464           88.27        443,615      721     75.57
6 MO LIBOR                                  24        11,254,867           11.73        468,953      720     73.07
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
ORIGINAL MORTGAGE                    NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
LOAN BALANCE ($):               MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
   300,001 -   400,000                      92        33,906,170           35.32        368,545      721     76.39
   400,001 -   500,000                      74        33,235,941           34.63        449,134      723     76.85
   500,001 -   600,000                      33        18,109,491           18.87        548,772      716     73.46
   600,001 -   700,000                      14         8,987,517            9.36        641,965      715     71.31
   700,001 -   800,000                       1           749,035            0.78        749,035      774     63.00
   900,001 - 1,000,000                       1           997,177            1.04        997,177      802     63.00
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
REMAINING TERM (MONTHS)                              THE CUT-OFF     THE CUT-OFF                          RATIO
:                               MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
353                                          2           711,735            0.74        355,868      676     80.00
354                                          2           898,286            0.94        449,143      775     79.10
355                                          1           524,764            0.55        524,764      768     54.00
356                                          5         2,156,433            2.25        431,287      696     75.55
357                                         14         6,659,219            6.94        475,659      714     75.45
358                                         63        27,777,524           28.94        440,913      720     73.68
359                                         92        40,816,119           42.52        443,653      720     75.76
360                                         36        16,441,250           17.13        456,701      729     76.92
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
MORTGAGE RATES (%):             MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.500-3.999                                  4         1,614,323            1.68        403,581      746     69.62
4.000-4.499                                 28        12,783,656           13.32        456,559      734     75.81
4.500-4.999                                 91        40,619,402           42.32        446,367      726     75.55
5.000-5.499                                 67        30,030,220           31.29        448,212      715     74.83
5.500-5.999                                 23        10,218,696           10.65        444,291      704     75.07
6.000-6.499                                  2           719,034            0.75        359,517      659     84.75
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
NET MORTGAGE RATE (%):          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.500-3.999                                 16         7,542,636            7.86        471,415      740     72.11
4.000-4.499                                 70        30,982,258           32.28        442,604      733     75.88
4.500-4.999                                 92        40,603,314           42.30        441,340      717     75.73
5.000-5.499                                 33        15,445,729           16.09        468,052      704     73.67
5.500-5.999                                  4         1,411,395            1.47        352,849      674     83.44
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
NOTE MARGIN                                          THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.250                                      215        95,985,331          100.00        446,443      721     75.28
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
MAXIMUM MORTGAGE                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
RATES (%):                      MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
9.000-9.999                                 37        15,831,779           16.49        427,886      732     73.70
10.000-10.999                              137        62,266,394           64.87        454,499      724     75.67
11.000-11.999                               41        17,887,158           18.64        436,272      703     75.32
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
MINIMUM MORTGAGE RATES (%):     MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
3.000-3.999                                215        95,985,331          100.00        446,443      721     75.28
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
FIRST RATE CAP                                       THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
2.000                                      102        45,711,848           47.62        448,155      723     75.38
3.000                                        2         1,204,000            1.25        602,000      705     80.00
5.000                                      111        49,069,483           51.12        442,067      720     75.06
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
PERIODIC RATE CAP                                    THE CUT-OFF     THE CUT-OFF                          RATIO
(%):                            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
1.000                                       25        11,622,424           12.11        464,897      720     73.29
2.000                                      190        84,362,907           87.89        444,015      721     75.55
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
NEXT INTEREST                                     OUTSTANDING AS     OUTSTANDING
RATE                                 NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
ADJUSTMENT DATE:                MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
February, 2006                               2           806,805            0.84        403,403      703     77.64
April, 2006                                  5         2,772,294            2.89        554,459      759     64.74
May, 2006                                    5         2,198,126            2.29        439,625      705     78.65
June, 2006                                   1           408,000            0.43        408,000      771     80.00
November, 2006                               1           334,361            0.35        334,361      695     80.00
December, 2006                               1           492,132            0.51        492,132      758     80.00
February, 2007                               3         1,349,628            1.41        449,876      692     74.30
March, 2007                                  7         3,548,751            3.70        506,964      714     77.02
April, 2007                                 20         8,166,986            8.51        408,349      724     73.60
May, 2007                                   37        16,418,166           17.10        443,734      723     76.72
June, 2007                                  22        10,420,600           10.86        473,664      720     76.21
November, 2008                               1           377,375            0.39        377,375      660     80.00
December, 2008                               1           406,154            0.42        406,154      796     78.00
January, 2009                                1           524,764            0.55        524,764      768     54.00
March, 2009                                  7         3,110,468            3.24        444,353      714     73.67
April, 2009                                 38        16,838,244           17.54        443,112      712     75.20
May, 2009                                   50        22,199,827           23.13        443,997      719     74.77
June, 2009                                  13         5,612,650            5.85        431,742      743     78.02
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
ORIGINAL                             NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT
LOAN-TO-VALUE  RATIO                                 THE CUT-OFF     THE CUT-OFF
(%):                            MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE
------------------------------- --------------- ----------------- --------------- -------------- --------
  0.01- 50.00                                8         3,499,713            3.65        437,464      717
  50.01 -  55.00                             2           969,441            1.01        484,721      742
  60.01 -  65.00                            12         6,394,367            6.66        532,864      744
  65.01 -  70.00                            20         9,863,022           10.28        493,151      720
  70.01 -  75.00                            39        18,043,742           18.80        462,660      712
  75.01 -  80.00                           122        52,547,063           54.74        430,714      722
  80.01 -  85.00                             6         2,441,144            2.54        406,857      702
  85.01 -  90.00                             5         1,828,317            1.90        365,663      717
  90.01 -  95.00                             1           398,521            0.42        398,521      730
------------------------------- --------------- ----------------- --------------- -------------- --------
TOTAL                                      215        95,985,331          100.00        446,443      721
=============================== =============== ================= =============== ============== ========

                                                                  % OF AGGREGATE                 WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL      LTV
                                                     THE CUT-OFF     THE CUT-OFF
CREDIT SCORE RANGE:             MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    RATIO
------------------------------- --------------- ----------------- --------------- -------------- --------
 620 - 639                                   1           373,618            0.39        373,618    65.00
 640 - 659                                  10         4,316,122            4.50        431,612    74.96
 660 - 679                                  11         4,805,689            5.01        436,881    77.64
 680 - 699                                  44        19,331,343           20.14        439,349    76.06
 700 - 719                                  43        20,015,556           20.85        465,478    73.80
 720 - 739                                  39        17,672,605           18.41        453,144    75.87
 740 - 759                                  30        12,656,224           13.19        421,874    76.03
 760 - 779                                  22         9,597,195           10.00        436,236    75.26
 780 - 799                                  12         5,132,142            5.35        427,679    74.37
 800 or greater                              3         2,084,836            2.17        694,945    71.87
------------------------------- --------------- ----------------- --------------- -------------- --------
TOTAL                                      215        95,985,331          100.00        446,443    75.28
=============================== =============== ================= =============== ============== ========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
AMORTIZATION                                         THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Fully Amortizing                           145        64,182,923           66.87        442,641      721     74.55
IO                                          70        31,802,408           33.13        454,320      721     76.74
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
DOCUMENTATION                                        THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Reduced Documentation                      144        64,427,244           67.12        447,411      724     74.12
Full Documentation                          71        31,558,086           32.88        444,480      716     77.63
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
LOAN                                                 THE CUT-OFF     THE CUT-OFF                          RATIO
PURPOSE:                        MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Equity Refinance                           108        48,644,336           50.68        450,411      719     74.74
Purchase                                    63        28,113,923           29.29        446,253      731     77.92
Rate/Term Refinance                         44        19,227,072           20.03        436,979      714     72.76
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
OCCUPANCY                                            THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Primary                                    202        90,721,690           94.52        449,117      720     75.59
Non-owner Occupied                          11         4,505,732            4.69        409,612      746     69.10
Second/Vacation                              2           757,909            0.79        378,954      713     74.85
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========

                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
PROPERTY                                             THE CUT-OFF     THE CUT-OFF                          RATIO
TYPE:                           MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
Single-family detached                     159        70,194,724           73.13        441,476      723     74.95
Planned Unit Developments
(detached)                                  41        18,867,387           19.66        460,180      716     75.89
Condo Low-Rise (less than 5
stories)                                     8         3,206,940            3.34        400,868      697     79.45
Two-Four Family                              3         1,790,675            1.87        596,892      739     72.62
Townhouse                                    2           878,932            0.92        439,466      750     78.54
Condo High-Rise(9 stories or
more)                                        1           692,000            0.72        692,000      688     80.00
Planned Unit Developments
(attached)                                   1           354,674            0.37        354,674      724     65.00
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========






                                                                  % OF AGGREGATE                 WEIGHTED WEIGHTED
                                                       PRINCIPAL       PRINCIPAL
                                                         BALANCE         BALANCE     AVERAGE     AVERAGE  AVERAGE
                                                  OUTSTANDING AS     OUTSTANDING
                                     NUMBER OF                OF           AS OF    PRINCIPAL    CREDIT     LTV
                                                     THE CUT-OFF     THE CUT-OFF                          RATIO
STATE:                          MORTGAGE LOANS          DATE ($)            DATE   BALANCE ($)    SCORE     (%)
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
CALIFORNIA                                 107        47,845,299           49.85        447,152      728     75.38
WASHINGTON                                  12         5,410,447            5.64        450,871      722     76.21
FLORIDA                                     11         4,500,884            4.69        409,171      725     76.50
CONNECTICUT                                  8         3,763,932            3.92        470,492      725     75.55
NEW JERSEY                                   9         3,667,906            3.82        407,545      702     76.29
ILLINOIS                                     8         3,506,116            3.65        438,264      721     75.62
MASSACHUSETTS                                7         3,020,360            3.15        431,480      725     76.99

Other includes states & the
District of Columbia with
under 3% concentration
individually                                53        24,270,386           25.29        457,932      709     74.18
------------------------------- --------------- ----------------- --------------- -------------- -------- ---------
TOTAL                                      215        95,985,331          100.00        446,443      721     75.28
=============================== =============== ================= =============== ============== ======== =========
